UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 11, 2010

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 361-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held on May 11, 2010, the following proposals were adopted by the margins indicated:

1.

To elect two Class I directors, each to serve until the annual meeting of stockholders of the Company to be held in 2013 and until his succession is duly elected and has qualified:

	FOR	WITHHOLD AUTHORITY	ABSTAIN	BROKER NON-VOTE
Owen E. Kratz	72,183,542	3,625,156	0	9,478,958
David E. Preng	42,943,018	32,865,680	0	9,478,958

In addition to Messrs. Kratz and Preng, the following directors continue to serve on our board following the Annual Meeting:  Quinn J. Hébert, Todd A. Dittmann, William L. Transier and John T. Mills.

2.

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
85,196,301	83,244	8,111	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, General Counsel and Secretary

Date:   May 17, 2010